Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of GATX Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert C. Lyons	/s/ Thomas A. Ellman
Robert C. Lyons	Thomas A. Ellman
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

July 29, 2025
    This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by GATX Corporation for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
    A signed original of this written statement required by Section 906 has been provided to GATX Corporation and will be retained by GATX Corporation and furnished to the Securities and Exchange Commission or its staff upon request.